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                                                                   Exhibit 10.15




                                 TRUST AGREEMENT


                                     BETWEEN


                         T. ROWE PRICE TRUST COMPANY AND


                            KINDRED HEALTHCARE, INC.

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                                 TRUST AGREEMENT
                                     BETWEEN
                         T. ROWE PRICE TRUST COMPANY AND
                            KINDRED HEALTHCARE, INC.

     This TRUST AGREEMENT ("Agreement") is made by and between KINDRED HEALTHCARE, INC., a Delaware corporation ("Employer"), and T. ROWE PRICE TRUST COMPANY, a Maryland limited purpose trust company ("Trustee").

                                   WITNESSETH

     WHEREAS, the Employer sponsors and maintains the KINDRED & AFFILIATES 401(k) PLAN ("Plan"), a defined contribution plan for the benefit of all eligible employees who participate under the terms of the Plan, including their beneficiaries and alternate payees (individually, "Participant" and, collectively, "Participants"); and

     WHEREAS, the Employer intends that the Plan and related trust shall qualify under Sections 401(a) and 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"); and

     WHEREAS, the Employer desires to establish a trust to serve as the funding vehicle for the Plan as provided under the terms of the Plan;

     NOW, THEREFORE, the Employer and the Trustee agree as follows:

                            ARTICLE I. THE TRUST FUND

1.1 Establishment of Trust Fund. The Employer hereby establishes with the Trustee a trust fund consisting of such sums of U. S. currency and such other property acceptable to the Trustee as shall from time to time be paid to the Trustee pursuant to this Agreement. All such money and property, together with all investments and reinvestments made therewith and proceeds thereof, less any payments or distributions made by the Trustee pursuant to the terms of this Agreement, are referred to as the "Trust Fund". The Trustee hereby accepts the Trust Fund and agrees to hold it in accordance with the express provisions of this instrument and the requirements of law.

1.2  Effective Date.  This Agreement shall be effective as of January 1, 2003.

1.3 Named Fiduciary. The Employer is the named fiduciary of the Plan ("Named Fiduciary") within the meaning of Section 402(a)(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Named Fiduciary shall have the power and duties with respect to the management and control of the Trust Fund as set forth in the Plan and in this Agreement. The term "Named Fiduciary," as used throughout this Agreement, is deemed to refer to the Named Fiduciary of the Plan, as set forth in this Section 1.3, and its duly authorized representatives. The Trustee shall not be a Named Fiduciary of the Plan.

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1.4  Nature of Trustee's Duties. In performing its duties hereunder, the Trustee shall serve solely in the capacity of a directed trustee within the meaning of
Section 403(a)(1) of ERISA. The Trustee shall not be deemed to be the "administrator" as defined in ERISA Section 3(16)(A), the "plan sponsor" as defined in ERISA Section 3(16)(B), or a trustee with discretion to perform more than the express ministerial duties pursuant to the terms of this Agreement.

1.5 Limitation of Trustee's Duties. The Trustee shall have no duty to: (a) determine or enforce payment of any contribution due under the Plan; (b) inquire whether any contribution made to the Trust Fund is in accordance with the terms of the Plan or law; (c) determine the adequacy of the funding policy adopted by the Employer or the Named Fiduciary; (d) inquire as to the propriety of any investment or distribution made under the Plan; or (e) ensure the tax qualified status of the Plan under the Code.

                    ARTICLE II. INVESTMENT OF THE TRUST FUND

2.1 Investment of the Trust Fund - In General. Each Participant shall have the exclusive right, in accordance with the provisions of the Plan, to direct the investment by the Trustee of all amounts allocated to the separate accounts of the Participant under the Plan among any one or more of the available Investment Funds. All investment directions by Participants shall be timely furnished to the Trustee by the Named Fiduciary, except to the extent such directions are transmitted telephonically or otherwise by Participants directly to the Trustee or its delegate in accordance with rules and procedures established and approved by the Named Fiduciary and communicated to the Trustee. In making any investment of the assets of the Fund, the Trustee shall be fully entitled to rely on such directions furnished to it by the Named Fiduciary or by Participants in accordance with the Named Fiduciary's approved rules and procedures, and shall be under no duty to make any inquiry or investigation with respect thereto. The Named Fiduciary may designate a default fund under the Plan in which the Trustee shall deposit contributions to the Trust on behalf of Participants who have been identified by the Named Fiduciary as having not specified investment choices under the Plan. If the Trustee receives any contribution under the Plan that is not accompanied by instructions directing its investment, the Trustee shall immediately notify the Named Fiduciary of that fact. The Trustee shall invest and reinvest the Trust Fund only as directed and the Trustee is specifically prohibited from having or exercising any discretion with respect to the investment of the Trust Fund.

2.2 Investment Powers of the Trustee. Subject to the limitations of Section 2.1, the Trustee shall invest and reinvest the Trust Fund as directed, free from any limitations imposed by state law on investments of trust funds and without distinction between income and principal, in any investment approved by the Named Fiduciary, including equity or debt securities, insurance policies and contracts, savings and time deposits, investment contracts issued by a bank, insurance company or other financial or similar institution, short-term instruments of deposit, registered investment companies (including any investment company, the advisor of which is an affiliate of the Trustee), investment partnerships or other pooled investments funds, common, collective or group trust funds (including any such fund held or maintained by the Trustee or an affiliate of the Trustee) for commingling assets of participating trusts, including but not limited to assets of retirement plans which are qualified under Section 401(a) of the Code (the instrument of trust creating any such qualified common, collective or group trust fund, to the extent of the Trust Fund's equitable share thereof, being adopted hereby). The Trustee shall

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have the power to hold all or a portion of the Trust Fund uninvested pending receipt of clear and proper investment directions or pending receipt of a contribution amount which is necessary to carry out an investment direction.

2.3 Investment Funds. The Named Fiduciary, subject to the provisions of Section 2.1, shall be solely responsible for directing the Trustee as to the investment and disposition of the Investment Funds (as defined below) within the Trust Fund and shall have responsibility for the overall diversification of the Trust Fund. At the direction of the Named Fiduciary, the Trustee shall establish one or more separate investment funds within the Trust Fund, each separate fund being referred to as an "Investment Fund." Investment Funds shall be established by direct investment or through the medium of a bank, trust fund, insurance contract or regulated investment company, as the Named Fiduciary shall direct. Each Investment Fund shall be held and administered as part of the Trust Fund, but shall be separately invested and accounted for.

2.4 Participant Instructions. The Named Fiduciary's investment direction to the Trustee may represent the aggregate of investment instructions of Participants with respect to the assets in each Participant's Plan account. All references in this Agreement to directions or instructions provided by the Named Fiduciary or Employer shall be deemed to include Participant instructions that are provided to the Employer, the Named Fiduciary or its agent, including any recordkeeper to the Plan authorized to receive Participant investment instruction, and delivered by the Named Fiduciary or its agent to the Trustee. The Named Fiduciary shall have the duty to select and monitor all Investment Funds or other investment media made available to Participants under the Plan. The Named Fiduciary or its agent shall ensure that all Participants who are entitled to direct the investment of assets in their Plan accounts previously received or receive a copy of all material describing such Investment Funds that is required by law. If a Participant fails to direct the investment of assets in the Participant's Plan accounts as permitted by the Plan, the Named Fiduciary shall direct the Trustee as to the investment of such assets.

2.5 Appointment of Investment Manager. The Named Fiduciary may appoint one or more investment managers, as defined in Section 3(38) of ERISA ("Investment Manager") to manage, acquire and dispose of all or a portion of the Trust Fund or an Investment Fund. The Named Fiduciary shall provide the Trustee with written notice of the appointment of each Investment Manager and of the termination of such appointment and direct the segregation of that portion of the Trust Fund to be managed by the Investment Manager. The Named Fiduciary also shall provide the Trustee with a copy of the investment management agreement and an acknowledgement by the Investment Manager that it is a fiduciary with respect to the Plan within the meaning of Section 3(21)(A) of ERISA. The Trustee shall be entitled to rely on such documents until otherwise notified in writing by the Named Fiduciary. The Trustee shall invest and reinvest such portion of the Trust Fund under the management of the Investment Manager as directed by the Investment Manager. The Trustee shall be entitled to conclusively rely upon the valuation of any securities or other property held in any portion of the Trust Fund that is provided to it by such Investment Manager for all purposes under this Agreement.

2.6 Investment and Insurance Contracts. In the event that insurance policies or contracts or investment contracts issued by a bank, insurance company or other financial or similar institution (including structured or synthetic investment contracts) are held in the Trust Fund at the direction of the Named Fiduciary or an Investment Manager ("Contracts"), the Trustee shall not be liable

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for the refusal or inability of any insurance company, bank or other financial institution to issue, change, pay proceeds or make payments due under any Contract; for the form, terms, genuineness, validity or sufficiency of any Contract; or for any delay in payment or proceeds due under any Contract. The Trustee shall not be responsible for the valuation of any Contract and the Trustee shall be entitled to conclusively rely upon such valuation provided by the issuer of the Contract for all purposes under this Agreement. The Trustee shall not be responsible for evaluating or monitoring the financial condition or status of any financial institution or insurance company issuing any such Contract which the Named Fiduciary or an Investment Manager directs the Trustee to hold or to purchase with the Trust Fund.

2.7 Trustee's Duty and Responsibility with Respect to the Trust Fund. The Trustee shall have no duty to question any action or direction of the Employer, the Named Fiduciary, or an Investment Manager or the failure of the Employer, the Named Fiduciary, or an Investment Manager to give directions, or to review the securities or other investments which are held pursuant to directions of the Employer, the Named Fiduciary, or an Investment Manager as to the investment, reinvestment, retention or disposition of any such assets. The Trustee shall not have any responsibility for diversification of such assets, for any loss to or depreciation of such assets resulting from the purchase, retention or sale of assets in accordance with the direction of the Employer, the Named Fiduciary, or an Investment Manager. The Trustee shall not be responsible for any investment action taken or omitted by the Trustee in accordance with any direction of the Employer, the Named Fiduciary, or an Investment Manager; any investment inaction in the absence of an investment direction from the Employer, the Named Fiduciary, or an Investment Manager; or any investment action taken by the Trustee pursuant to an order to purchase or sell securities placed by the Employer, the Named Fiduciary, or an Investment Manager directly with a broker, dealer or issuer.

2.8 Knowledge of the Trustee. When the Trustee is subject to the direction of the Employer, the Named Fiduciary, or an Investment Manager in performing its duties under this Agreement, the Trustee's responsibilities will be limited to certain ministerial duties with respect to the portion of the Trust Fund subject to such direction, which duties do not involve the exercise of any discretionary authority to manage or control Trust Fund assets and which duties will be performed in the normal course of business by employees of the Trustee, its affiliates or agents who are unfamiliar with investment management ("Ministerial Duties"). Except as required by Section 403(a)(1) of ERISA, the Trustee is not undertaking any duty or obligation, express or implied, to review, and will not be deemed to have reviewed, any transaction involving the investment of the Trust Fund which it is directed to perform by the Employer, the Named Fiduciary or an Investment Manager except to the extent necessary to perform these Ministerial Duties in accordance with such direction.

              ARTICLE III. OTHER MINISTERIAL DUTIES OF THE TRUSTEE

3.1 Other Ministerial Duties of the Trustee. The Trustee is authorized and empowered with respect to the Trust Fund to perform the following Ministerial Duties necessary to effectuate the instructions and directions of the Named Fiduciary, the Plan Administrator, an Investment Manager or a Participant:

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     a) To make, execute, acknowledge and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted.

     b) To register any investment held by it in the name of the Trustee or in the name of any custodian or its nominee, with or without words indicating that such securities are held in a fiduciary capacity, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust Fund.

     c) To hold or to appoint an agent or custodian to hold any property hereunder in bearer form or in its own name or the name of its nominee and to deposit or arrange for the deposit of any securities or other property in a securities depository or clearing agency; provided, however, that the Trustee may not serve as custodian or appoint or terminate a custodian for any plan assets, as defined in ERISA and the regulations thereunder, which are managed by an affiliate of the Trustee. Any agent or custodian so appointed shall be paid fees as mutually agreed upon by the Employer and the agent or custodian and paid in the same manner as other expenses of the Trust Fund. The Trustee shall not hold any property or securities hereunder in the same account as any individual property of the Trustee.

     d) To employ suitable agents, counsel, financial consultants, valuation experts or other professionals (who may also be agents, counsel, consultants or experts for the Employer or the Named Fiduciary) and to pay their reasonable expenses and compensation out of the Trust Fund.

     e) To trade all securities held in the Trust Fund as soon as possible after an order is received and processed by the Trustee or its agent in accordance with directions of the Employer, the Named Fiduciary or an Investment Manager, taking into account any trade delays which may occur due to stock market constraints or the liquidity of the security.

     Each and all of the foregoing powers may be exercised without a court order or approval.

3.2 Valuation of Trust Fund. The Trustee, as of the valuation date set forth in the Plan and at such other time or times as is necessary or as the Trustee and the Named Fiduciary agree, shall determine the market value of the assets of the Trust Fund. The valuation shall be based upon valuations provided by Investment Managers, trustees of common trust funds, sponsors of registered investment companies, records of securities exchanges or valuation services, market data providers or qualified appraisers. Notwithstanding the foregoing, the Trustee shall not be responsible for providing the value of any Contracts, as described in Section 2.6, or for any asset which is not liquid or not publicly traded, the value of which shall be provided by the Named Fiduciary.

3.3 Trust Records. The Trustee shall keep accurate and detailed records of all receipts, investments, disbursements and other transactions required to be performed hereunder with respect to the Trust Fund. The Trustee agrees to treat as confidential all records and other information relative to the Trust Fund. The Trustee shall not disclose such records and other information to third parties except to the extent required by law or as requested in writing by the Employer. The Trustee agrees to permit the Employer to inspect the records of the Trust Fund maintained by the Trustee during regular business hours and to permit the Employer to audit the

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same upon the giving of reasonable notice to the Trustee. The Trustee further agrees that it will provide the Employer with information and records that the Employer may reasonably require in order to perform audits of such records.

3.4 Confidentiality/ Security of Records. Trustee and Employer agree to treat as confidential and use only in connection with this Agreement all Plan data, records, computer programs and software, reports and other documents, which are furnished to the other under this Agreement. Trustee and Employer will protect the security of such records and will not disclose such records or other information to third parties except as required by law or when requested to do so by the other; provided, however, that the Trustee may disclose such records or information to its agents in the course of performing its duties under this Agreement.

3.5 Accounting. Within 90 days after the close of the Plan's fiscal year or such other period as the Employer and the Trustee may agree, and within 90 days after the resignation or removal of the Trustee, as provided herein, the Trustee shall file with the Employer a written account setting forth all investments, receipts, disbursement and other transactions effected by it during such fiscal year or during the period from the close of the last fiscal year to the date of such resignation or removal. Unless the Employer files written objections to such account with the Trustee within 180 days after the filing of such account with the Employer, the accounting shall be deemed to be approved and the Trustee shall, to the maximum extent permitted by applicable law, be released and forever discharged from all liability for further accountability to the Employer for the accuracy of such accounting and for the propriety of all acts and the transactions of the Trustee reflected in such account. If written objections are specified and the matters in controversy cannot be settled between the Employer and the Trustee, the Trustee may apply for a judicial settlement of the account, the costs of such settlement being allowed as an expense of the Trust Fund. The only necessary party thereto in addition to the Trustee shall be the Employer.

3.6 Distributions and Other Payments. The Trustee shall make payment to such persons, including the Employer, the Trustee, the Named Fiduciary, the Plan recordkeeper and Participants, as the Named Fiduciary may direct from time to time. The Named Fiduciary shall be responsible for insuring that any distribution or other payment from the Trust Fund conforms to the provisions of the Plan and ERISA. Excluding those fees and expenses set forth in this Agreement and the Plan's recordkeeping agreement, which may be paid from the Trust Fund if not paid directly by the Employer, the Named Fiduciary's direction to pay fees or expenses relating to the administration of the Plan or Trust Fund shall be in the form of a certificate substantially in the form as set forth in Exhibit "A". Notwithstanding any other provisions of this Agreement, the Trustee may condition any distribution or other payment of Trust Fund assets upon receipt of satisfactory assurances that the approval of appropriate governmental agencies or other authorities has been secured and that all notice and other procedures required by applicable law have been satisfied. The Trustee shall be entitled to rely conclusively upon the Named Fiduciary's directions and shall not be liable for any distribution or other payment made in reliance upon the Named Fiduciary's directions.

3.7 Limitation of Duties. The Trustee is a party to this Agreement solely for the purposes set forth herein and neither the Trustee nor any of its officers, directors, employees or agents shall have any duties or obligations with respect to the Trust Fund, except as expressly set forth

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herein. To the extent not prohibited by ERISA, the Trustee shall not be responsible in any way for any action or omission of the Employer or the Named Fiduciary with respect to the performance of the Employer's or Named Fiduciary's duties and obligations set forth in this Agreement and in the Plan. The Trustee may rely upon such information, direction, action or inaction of the Employer or the Named Fiduciary as being proper under the Plan or the Agreement and is not required to inquire into the propriety of any such information, direction, action or inaction.

                       ARTICLE IV. DUTIES OF THE EMPLOYER

4.1 Duties of the Employer. In addition to any duties of the Employer otherwise prescribed in this Agreement, the Employer, individually or through the Named Fiduciary, shall be responsible for performing the following functions with respect to the Trust Fund:

     a) Transmitting all Trust Fund contributions made by or on behalf of each Participant to the Trustee at such times and in such manner as is mutually agreed between the Employer and the Trustee;

     b) Providing the Trustee with such information and data relevant to the Plan as is necessary for the Trustee to properly perform its duties hereunder;

     c) Providing to the Trustee, on a timely basis, a copy of the Plan document including all amendments and restatements, and a copy of the Plan's determination letter from the Internal Revenue Service;

     d) Determining that the contributions made by or on the behalf of each Participant are in accordance with any applicable federal and state law and regulations;

     e) Assuring that the Plan maintains qualified status under Section 401(a) of the Code at all times while any Plan assets are held in the Trust Fund;

     f) Providing the Trustee with the value of any Contracts;

     g) Determining that all payments, including distributions to Participants, are reasonable, proper and in accordance with the Plan, ERISA and the Code; and

     h) Determining whether any domestic relations order is "qualified" in accordance with Code Section 414(p) and directing the Trustee as to how to effect any such order.

                  ARTICLE V. VOTING, TENDER AND SIMILAR RIGHTS

5.1 General Provisions. The Named Fiduciary (or the Investment Manager with respect to assets under its management) shall direct the Trustee as to the manner in which it shall: (i) vote in person or by proxy, general or special, any securities held in the Trust Fund; (ii) exercise conversion privileges, subscription rights and other options; and (iii) participate in or dissent from reorganizations, tender offers or other changes in property rights.

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5.2  Receipt of Notices. Upon receipt, the Trustee shall transmit to the Named
Fiduciary (or to the Investment Manager with the respect to assets under its management) all notices of conversion, redemption, tender, exchange, subscription, class action, claim in insolvency proceedings or other rights or powers relating to any investment in the Trust Fund, which notices are received by the Trustee from its agents or custodian, from issuers of securities and from the party (or its agents) extending such rights. The Trustee shall have no obligation to determine the existence of any conversion, redemption, tender, exchange, subscription, class action, claim in insolvency proceedings or other right or power relating to any investments in the Trust Fund.

                 ARTICLE VI. RESIGNATION OR REMOVAL OF TRUSTEE

6.1 Resignation or Removal of Trustee. The Trustee may resign at any time upon 60 days' prior written notice to the Employer and the Employer may remove the Trustee at anytime upon 60 days' prior written notice to the Trustee. If mutually agreed upon between the parties, the 60 days' notice may be waived or reduced. Upon resignation or removal of the Trustee, the Employer shall appoint a successor trustee. Upon receipt by the Trustee of written acceptance of such appointment by the successor trustee, the Trustee shall transfer and pay over to the successor the Trust Fund and all records (or copies) pertaining thereto. The Trustee is authorized, however, to reserve such sum of money or property as it may deem advisable for payment of any liabilities constituting a charge against the Trust Fund or against the Trustee, with any balance of such reserve remaining after payment of all such items to be paid over to the successor trustee. Upon the transfer and payment over the assets of the Trust Fund and upon the settlement or approval of the account for the Trustee pursuant to
Section 3.5 herein, the Trustee shall be released and discharged from any and all claims, demands, duties and obligations arising out of the Trust Fund and its management thereof.

6.2 Employer's Failure to Appoint Successor Trustee. If the Employer has not appointed a successor trustee which has accepted such appointment as of the effective date of the Trustee's resignation or removal, the Trustee shall have the right to apply to a court of competent jurisdiction for the appointment of such successor or for a determination of its rights and obligations, the costs of such action, unless paid by the Employer, being paid from the Trust Fund.

                           ARTICLE VII. AMENDMENT AND
                       TERMINATION OF THE TRUST AGREEMENT

7.1 Amendment. The Employer and the Trustee may amend this Agreement at any time by a written agreement between them; provided, however, that no such amendment shall make it possible for any part of the corpus or income of the Trust Fund to be used or diverted to purposes other than the exclusive benefit of Participants and defraying reasonable expenses of administering the Plan and trust created under this Agreement.

7.2 Termination. This Agreement and the trust created hereunder shall terminate upon the termination of the Plan, unless expressly extended by the Employer. The trust also shall terminate upon the dissolution or liquidation of the Employer where no successor has elected to continue the Plan and this Agreement. Termination of the trust shall be effected by distribution of all Trust Fund assets to the Participants or other persons entitled thereto pursuant to the

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direction of the Named Fiduciary, subject to the Trustee's right to reserve funds as provided in Section 6.1 hereof. Upon the completion of such distribution, the Trustee shall be relieved from all further liability with respect to all amounts so paid.

                          ARTICLE VIII. MISCELLANEOUS

8.1 Exclusive Benefit. This trust has been established for the exclusive benefit of the Participants. Except as provided herein, it shall be impossible at any time prior to the satisfaction of all liabilities to the Participants for any part of the principal or income of the Trust Fund (other than such part as is required to pay taxes, administrative expenses or return of contributions to the Employer as provided in Section 8.2 herein) to be paid or diverted to the Employer or to be used for any purpose whatsoever other than for the exclusive benefit of the Participants.

8.2 Return of Contributions. The Trustee shall return contributions to the Employer upon the Employer's written direction for any of the following reasons:
(i) the contribution is made by reason of a mistake of fact as described in
Section 403(c) of ERISA, (ii) the contribution is conditioned on initial qualification of the Plan under Section 401(a) of the Code and the Plan does not so qualify, or (iii) the contribution is conditioned on its deductibility under
Section 404 of the Code and the contribution is not deductible. Contributions returned to the Employer under this Section 8.2 shall be paid to the Employer within one year after the Employer's payment of such mistaken contribution, the date of denial of initial qualification or date of disallowance of the deduction, if the Employer so directs the Trustee in writing. In making such a return of assets to the Employer, the Trustee shall accept the Employer's written direction as its warranty that such return is provided for in the Plan and complies with the Plan document and ERISA Section 403(c), and the Trustee may rely on such warranty without further investigation.

8.3 Nonalienation of Benefits. No rights or claims to any of the monies or other assets of the Trust Fund shall be assignable, nor shall such rights or claims be subject to garnishment, attachment, execution or levy of any kind; and any attempt to transfer, assign or pledge the same, except as specifically permitted by law (including but not limited to Qualified Domestic Relations Orders under Section 206(d)(3) of ERISA, or amounts forfeited pursuant to
Section 206(d)(4) of ERISA as directed by the Named Fiduciary) shall not be recognized by the Trustee.

8.4 Written Instruction. Any direction of the Employer or the Named Fiduciary pursuant to any provisions of this Agreement shall be set forth in writing from the Employer or the Named Fiduciary to the Trustee and the Trustee shall be fully protected in relying upon such written direction of the Employer or Named Fiduciary. For purposes of this Section 8.4, written instructions shall include the electronic or telephonic transmission of information or data as mutually agreed upon by the Trustee and the Employer. The Trustee shall be fully protected in relying upon any communication that the Trustee reasonably believes to have been given by the Employer or the Named Fiduciary or their duly authorized representatives, or any individual having apparent authority as such. The Trustee shall receive all directions or instructions in writing provided that the Trustee may accept oral directions for purchases or sales from the Named Fiduciary via telephone or other electronic procedures as agreed to between the Employer and the recordkeeper for the Plan.

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8.5  Indemnification and Hold Harmless. The Employer shall indemnify and hold harmless the Trustee (including its employees, representatives and agents) from and against any liability, loss or expense (including reasonable attorneys' fees) arising out of: (a) the Trustee's performance of its duties or responsibilities under this Agreement, except to the extent that such loss or expense arises from the Trustee's or its agents' own willful misconduct, negligence, or breach of this Agreement, (b) any action taken by the Trustee in accordance with the direction or instructions of the Employer, the Named Fiduciary, a Participant or an Investment Manager, (c) any matter relating to the Plan for which the Trustee has no responsibility, control or liability under this Agreement, and (d) the failure of the Named Fiduciary or the Employer (including its employees, representatives and agents) to perform its duties under this Agreement or with respect to the Plan; provided, however, that this
Section 8.5 shall not be construed to relieve the Trustee from responsibility or liability for any duty imposed upon directed trustees under Section 403(a)(1) of ERISA.

8.6 Trustee's Fees, Expenses and Taxes. The Trustee shall be paid a fee of $0.00 annually as compensation for its services hereunder. The Trustee shall give 90 days advance written notice to the Employer whenever its fees are changed. Such fees, any taxes of any kind whatsoever which may be levied or assessed upon the Trust Fund, and any expenses incurred by the Trustee in the performance of its duties hereunder, including fees for legal services rendered to the Trustee, shall, unless paid by the Employer, be paid from the Trust Fund.

8.7 Merger, Consolidation or Transfer. In the event of the merger, consolidation or transfer of any portion of the Trust Fund to a trust fund held under any other plan, the Trustee shall dispose of all or part, as the case may be, of the Trust Fund, in accordance with the written directions of the Named Fiduciary, subject to the right of the Trustee to reserve funds as provided in
Section 6.1 hereof.

8.8 Conflict with the Plan Document. In the event of any conflict between the provisions of the Plan document and this Agreement with respect to the rights or obligations of the Trustee, the provisions of this Agreement shall prevail.

8.9 Construction. Whenever used in this Agreement, unless the context indicates otherwise, the singular shall include the plural, the plural shall include the singular, and the male gender shall include the female gender.

8.10 Headings. Headings in this Agreement are inserted solely for convenience of reference and shall neither constitute a part of this Agreement, nor affect its meaning, construction or intent.

8.11 Severability. If any provision of this Agreement is held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions, and this Trust Agreement shall be construed and enforced as if such provision had not been included.

8.12 Surviving Sections. Notwithstanding any Sections of this Agreement to the contrary, Sections 6.1, 6.2, 7.2, 8.5 and 8.6 shall survive the termination of this Agreement.

8.13 Law Governing. This Agreement shall be administered, construed and enforced according to the laws of the State of Maryland and applicable federal law.

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

8.14 Predecessor and Successor Trustees. The Trustee shall not be responsible and shall have no liability for the acts or omissions of any of its predecessors or successors.

8.15 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of the parties hereto.

8.16 Entire Agreement; Modification. This instrument contains the entire agreement of the parties signatory hereto. Except as provided in Section 8.6, no modification, amendment or waiver of any provision of this Agreement will be effective unless in writing and signed by all parties hereto.

8.17 Signature Authority. The person executing this Agreement on behalf of the Employer certifies that he or she is duly authorized by the Employer consistent with the terms of the Plan to do so.

IN WITNESS WHEREOF, the Employer and the Trustee have caused their duly authorized officers to execute this Agreement on the date as written below.

ATTEST/WITNESS:                     KINDRED HEALTHCARE, INC.

/s/ Andrea Romisher                 By: /s/ Keith M. Sherman
---------------------------         ------------------------------------

                                    Corporate VP HR
                                    ------------------------------------
                                    Title
                                    12/26/02
                                    ------------------------------------
                                    Date

ATTEST/WITNESS:                     T. ROWE PRICE TRUST COMPANY

/s/ Kelly Zamis                     By: /s/ P.A. McCauley
---------------------------             --------------------------------
                                        Vice President

                                    12/27/02
                                    ------------------------------------
                                    Date

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

                                    EXHIBIT A

                         TO THE TRUST AGREEMENT BETWEEN
                         T. ROWE PRICE TRUST COMPANY AND
                            KINDRED HEALTHCARE, INC.

                  PAYMENT OF PLAN EXPENSES FROM THE TRUST FUND

     Excluding Plan recordkeeping and Trustee fees and expenses, the Employer shall submit to the Trustee all expenses to be charged to the Trust Fund. Each submission also shall include the following certification executed by the Named
Fiduciary:

               I hereby certify that these expenditures reflect administrative expenses solely for the KINDRED &
               AFFILIATES 401(k) PLAN for the period of _________ and that such expenses are proper and reasonable.

     Each submission shall also include an explanation of the purpose of the expenditure and an invoice where relevant.

_________________________________________
[Print Name]

_________________________________________
Title

_________________________________________
Date

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